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                        SUPPLEMENT TO THE PROSPECTUS OF
                            TCW GALILEO FUNDS, INC.

                             Dated: March 1, 2002

The name of the TCW Galileo Total Return Mortgage Backed Securities Fund is changed to the TCW Galileo Total Return Bond Fund.

The first paragraph on page 65 is deleted and the following paragraph is substituted:

   The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, the Fund invests (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in fixed income securities. The Fund will invest primarily in mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

                                                                    May 1, 2002
                                                                          GALNP